UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                            OCTOBER 1, 1997
          (Date of Report [Date of earliest event reported]:)

                   FIRST OF AMERICA BANK CORPORATION
          (Exact name of registrant as specified in charter)

                               MICHIGAN
   (State or other jurisdiction of incorporation or organization)

                                1-10534
                         (Commission File No.)

                              38-1971791
                 (I.R.S. Employer Identification No.)

                          211 S. ROSE STREET
                          KALAMAZOO, MICHIGAN
               (Address of principal executive offices)

                                 49007
                              (Zip Code)

                            (616) 376-9000
         (Registrant's telephone number, including area code)

                            NOT APPLICABLE
         (Former name, former address and former fiscal year,
                    if changed since last report.)

Item 2. Acquisition or Disposition of Assets


      On October 1, 1997, First of America Bank Corporation
      ("First of America") announced that it had completed the sale of its Florida operation to Barnett Banks, Inc., headquartered in Jacksonbille, Florida. The text of First of America's news release making the announcment is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits

(99)  News Release dated October 1, 1997.






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, First of America has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                             FIRST OF AMERICA BANK CORPORATION
                                        REGISTRANT





Date: October 3, 1997     /S/ Thomas W. Lambert
                              Thomas W. Lambert
                              Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial and
                              Accounting Officer)